AMENDMENT

         to the Risk Premium Reinsurance Agreement ( the "Agreement")
                      effective September 1, 1983, between

              CUNA MUTUAL LIFE INSURANCE COMPANY of Waverly, Iowa,
                   hereinafter referred to as the "REINSURED,"

                                       and

       THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,
                   hereinafter referred to as the " LINCOLN."

     1. The REINSURED'S plans to be reinsured under the Agreement on and after the first day of November, 1999, shall be those specified in the Appendix I, attached hereto.
     2. For policies first ceded on and after the first day of November, 1999, the reinsurance premium rates, for the portion of reinsurance in excess of five million dollars ($5,000,000)on any one life ceded by the REINSURED to LINCOLN under all reinsurance agreements, shall be the same. rates as set forth in the Agreement for reinsurance ceded to LINCOLN less than five million dollars ($5,000,000).
     3.  The reinsurance percentages shall be as described in Schedule D,
Part X, attached hereto, and shall apply to reinsurance of the REINSURED'S Flexible Premium Variable Universal Life (99-VUL) plan ceded under the Agreement on and after the first day of November, 1999. Reinsurance ceded on the basis of such premium rates shall

         (a)  be subject to a minimum cession of five thousand dollars ($5,000),
         (b)  not be eligible for experience refunds,
         (c)  not be eligible for production or persistency bonuses,
         (d)  not be eligible for premium tax reimbursement, and
         (e) not be reduced as set forth in the "INCREASE IN LIMIT OF RETENTION" article until it has been in force for at least ten
              (10) years or, in the case of continuations, until the number of years the original policy and its continuation have been in force is at least equal to the greater of ten (10) years and the time period specified for reinsurance of the original policy.

991200jg.amd/762
Agreement No.8 /Revision No. 22

     4. The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.
     IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

CUNA MUTUAL LIFE INSURANCE COMPANY

Signed at /s/ Waverly, IA
          ------------------------------

By /s/ Scott Allen                         By /s/ Barbara L. Secor
   -------------------------------------      ---------------------------------

Title Asset Accumulation Product Manager   Title AVP Associate Genernal Counsel
      ----------------------------------         ------------------------------

Date March 1, 2000                         Date 3/2/2000
     -----------------------------------        -------------------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Signed at Fort Wayne, Indiana

By /s/ James Biehl                         By /s/ Elena Gilev
   -------------------------------------      ---------------------------------
   Second Vice President                        Assistant Secretary

Date  2/29/00                              Date 2/28/2000
     -----------------------------------        -------------------------------

                                    APPENDIX I

              Insurance Subject to Reinsurance under this Agreement

The REINSURED'S entire excess of its issues of the following plans bearing register dates in the range shown below to insureds having surnames beginning with the letters of the alphabet shown below.

A.  Automatic Reinsurance

    One hundred percent (100%) of the reinsurance the REINSURED cedes automatically of the insurance specified below shall be ceded under this Agreement.

                                     Reinsurance                    Dates               Letters
        Plan                        Renewal Basis       from       through     from     through
        ----                        -------------       ----       -------     ----     -------
Universal Life Plan                   20 Years        09-01-83        --        A          K
Univers-All Life II                   20 Years        05-01-84        --        A          K
Univers-All-III (Form 2222)           10 Years        01-01-86        --        A          K
Variable Universal Life
(Form 2221 0985)                      10 Years        02-01-86        --        A          K
Other Insured Rider                   10 Years        02-01-86        --        A          K*
Automatic Increase Rider              10 Years        02-01-86        --        A          K
Univers-All Life III
 Employee Benefits
 (Unisex) (Form 2212)                 10 Years        11-01-86        --        A          K
Flexible Premium
 Adjustable Life
 (UL88 & UL88EB)                      10 Years        08-01-88     02-28-89     A          K
Flexible Premium Variable
 Adjustable Life
 (VUL88 & VUL88EB)                    10 Years        08-01-88     02-28-89     A          K
Flexible Premium
 Adjustable Life
 (UL2000 & UL2000EB)                  10 Years        03-01-89        --        A          K
Flexible Premium Varible
 Adjustable Life
 (VUL2000 & VUL2000EB)                10 Years        03-01-89        --        A          K
Flexible Advantage Life               10 Years        07-01-90        --        A          K
Level Term Rider                      10 Years        07-01-90        --        A          K
Ultimate Term Rider                   10 Years        07-01-91        --        A          K
Flexible Premium Variable
 Universal Life (99-VUL)              10 Years        11-01-99        --        A          Z

*Other Insured Rider issues shall be based on the primary insured's surname.

B.   Facultative Reinsurance

     One hundred percent (100%) of the reinsurance the REINSURED cedes facultatively of the insurance specified above to insureds having surnames beginning with the letters A through Z shall be ceded under this Agreement provided the REINSURED has accepted LINCOLN'S offer to reinsure.

C.   Continuations

     Continuations to the insurance specified above shall be ceded under this Agreement provided the original policy was reinsured with LINCOLN under this or another agreement. The percentage of reinsurance ceded to LINCOLN shall equal the percentage of the original policy ceded to LINCOLN.

                            SCHEDULE D, PART X
                     Reinsurance (Effective November 1,1999)

                                  Premium Rates

             Flexible Premium Variable Universal Life (99-VUL)

The annual reinsurance premium rate shall be the attaches cost of insurance rates, nonrefunding and age last birthday, per one thousand dollars ($1,000) of the net amount at risk times the following percentages:

                                             Policy Year
Smoking Status                         1       2-10      11+
--------------                         -       ----      ---
Preferred Non-tobacco                 0%       30%      60%
Standard Non-tobacco                  0        40       80
Preferred Tobacco                     0        60       80
Standard Tobacco                      0        60       80

                                Substandard Risks

The substandard table extra premiums shall be the number of tables assessed the risk times twenty-five percent (25%) of the attacted appropriate rates times the above percentages.

                   Continuations to Issues Reinsured Hereunder
                   -------------------------------------------

The reinsurance premium for policies reinsured under this agreement as continuations shall be the appropriate premium described in this Agreement; unless the reinsurance agreement under which the original policy was reinsured specifies otherwise , the policy duration and attained age of the insurred for purposes of calculating such premiums shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy.

                 Continuations from Issues Reinsured Hereunder
                 ---------------------------------------------

The reinsurance premium for continuations of policies reinsured under this Agreement shall be as described in the agreement which covers the new policy; unless that agreement specifies otherwise, the policy duration and attained age of the insured, for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy. If no such agreement is in effect between LINCOLN and the REINSURED, reinsurance shall continue hereunder.

                             Continuation Policy Fee
                             -----------------------

If the premium scale applicable to a continuation contains a policy fee, a continuation shall, for purposes of determining the policy fee only and notwithstanding the method prescribed for calculating the basic premium, be considered a renewal if the REINSURED has paid LINCOLN a first-year policy fee on reinsurance of the original policy and as a new issue if the REINSURED has not paid LINCOLN a policy fee on reinsurance of the original policy.

           Waiver of Premium Disability and Accidental Death Benefits
           ----------------------------------------------------------

The premium which the REINSURED charges the insured on the amount reinsured less total allowances of seventy-five percent (75%) first year and ten percent (10%) in renewal years.

                       FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
                   ULTIMATE COST OF INSURANCE RATES PER THOUSAND*
                         FORMS 99-VUL AND 99-OIR-RV1

                              BAND 4: $1,000,000 +

-------------------------------------------------------------------------------------------------
Attained
  Age          MPNT       MSNT       MPT        MST        FPNT       FSNT       FPT        FST
=================================================================================================
  0-9          N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
   10          0.23       0.23       0.23       0.23       0.19       0.19       0.19       0.19
   11          0.26       0.26       0.26       0.26       0.20       0.20       0.20       0.20
   12          0.30       0.30       0.30       0.30       0.22       0.22       0.22       0.22
   13          0.35       0.35       0.35       0.35       0.24       0.24       0.24       0.24
   14          0.49       0.49       0.49       0.49       0.27       0.27       0.27       0.27
   15          0.62       0.62       0.62       0.62       0.30       0.30       0.30       0.30
   16          0.71       0.71       1.05       1.05       0.31       0.31       0.39       0.39
   17          0.77       0.77       1.16       1.16       0.34       0.34       0.44       0.44
   18          0.82       0.82       1.26       1.26       0.35       0.35       0.45       0.45
   19          0.86       0.86       1.34       1.34       0.36       0.36       0.47       0.47
   20          0.89       0.89       1.41       1.41       0.37       0.37       0.49       0.49
   21          0.91       0.91       1.46       1.46       0.38       0.38       0.51       0.51
   22          0.91       0.91       1.48       1.48       0.38       0.38       0.52       0.52
   23          0.89       0.89       1.47       1.47       0.38       0.38       0.53       0.53
   24          0.88       0.88       1.47       1.47       0.38       0.38       0.53       0.53
   25          0.85       0.85       1.44       1.44       0.38       0.38       0.54       0.54
   26          0.82       0.92       1.41       1.59       0.37       0.41       0.54       0.60
   27          0.83       0.93       1.45       1.63       0.39       0.44       0.57       0.64
   28          0.84       0.94       1.49       1.67       0.41       0.46       0.61       0.68
   29          0.86       0.96       1.53       1.73       0.44       0.49       0.67       0.75
   30          0.87       0.97       1.57       1.77       0.47       0.52       0.73       0.81
   31          0.89       1.00       1.63       1.83       0.51       0.57       0.80       0.90
   32          0.92       1.04       1.72       1.94       0.54       0.61       0.87       0.97
   33          0.96       1.08       1.82       2.05       0.60       0.67       0.98       1.10
   34          1.02       1.15       1.95       2.20       0.67       0.75       1.11       1.24
   35          1.09       1.22       2.11       2.38       0.75       0.84       1.28       1.44
   36          1.11       1.24       2.18       2.46       0.80       0.90       1.37       1.54
   37          1.12       1.26       2.25       2.53       0.86       0.96       1.49       1.68
   38          1.17       1.32       2.37       2.67       0.93       1.05       1.66       1.87
   39          1.21       1.36       2.47       2.79       1.01       1.14       1.82       2.05
   40          1.27       1.43       2.63       2.96       1.11       1.24       2.02       2.27
   41          1.35       1.52       2.83       3.20       1.20       1.35       2.23       2.51
   42          1.44       1.62       3.05       3.45       1.30       1.46       2.44       2.75
   43          1.54       1.74       3.32       3.75       1.38       1.55       2.63       2.97
   44          1.68       1.89       3.65       4.12       1.47       1.65       2.83       3.20
   45          1.81       2.04       3.99       4.51       1.55       1.75       3.04       3.44
   46          1.94       2.19       4.34       4.90       1.63       1.83       3.23       3.65
   47          2.08       2.35       4.72       5.33       1.70       1.92       3.43       3.88
   48          2.23       2.51       5.10       5.76       1.78       2.01       3.63       4.10
   49          2.37       2.67       5.48       6.20       1.86       2.09       3.83       4.33
   50          2.51       2.83       5.88       6.65       1.94       2.19       4.06       4.59
   51          2.77       3.12       6.56       7.41       2.09       2.36       4.43       5.01
   52          3.05       3.45       7.32       8.27       2.27       2.56       4.88       5.51
   53          3.36       3.79       8.14       9.20       2.46       2.78       5.35       6.05
   54          3.69       4.17       9.04      10.22       2.68       3.03       5.89       6.66
-------------------------------------------------------------------------------------------------

                                        7
                                                                    Ultimate COl

                       FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
                   ULTIMATE COST OF INSURANCE RATES PER THOUSAND*
                         Forms 99-VUL and 99-OIR-RV1

                              BAND 4: $1,000,000 +

-------------------------------------------------------------------------------------------------
Attained
  Age          MPNT       MSNT       MPT        MST        FPNT       FSNT       FPT        FST
=================================================================================================
  55           4.05       4.58      10.04      11.35       2.92       3.30      6.49       7.34
  56           4.46       5.04      10.83      12.25       3.18       3.59      7.00       7.91
  57           4.91       5.54      11.69      13.22       3.46       3.91      7.55       8.53
  58           5.41       6.11      12.63      14.28       3.77       4.25      8.12       9.18
  59           6.98       6.76      13.67      15.46       4.10       4.63      8.74       9.89
  60           5.61       7.47      14.79      16.72       4.44       5.02      9.37       10.60
  61           7.31       8.26      16.01      18.11       4.81       5.44      10.04      11.35
  62           8.07       9.12      17.27      19.54       5.21       5.89      10.75      12.15
  63           8.89       10.05     18.59      21.03       5.63       6.36      11.47      12.97
  64           9.79       11.07     20.00      22.62       6.08       6.88      12.26      13.86
  65           10.77      12.18     21.47      24.29       6.59       7.45      13.11      14.83
  66           12.06      13.64     23.66      26.76       7.21       8.15      14.13      15.98
  67           13.51      15.28     26.08      29.50       7.92       8.95      15.25      17.25
  68           15.14      17.12     28.72      32.49       8.69       9.82      16.46      18.61
  69           16.95      19.17     31.61      35.76       9.55       10.80     17.79      20.12
  70           18.95      21.43     34.72      39.28       10.54      11.92     19.29      21.82
  71           21.12      23.89     38.01      43.01       11.69      13.22     21.02      23.77
  72           23.51      26.59     41.54      46.99       13.03      14.73     23.00      26.02
  73           26.14      29.57     45.33      51.28       14.59      16.50     25.27      28.59
  74           29.07      32.89     49.47      55.97       16.42      18.57     27.92      31.59
  75           32.36      36.61     54.00      61.10       18.56      20.99     30.94      35.01
  76           36.03      40.76     58.90      66.65       21.03      23.79     34.36      38.88
  77           40.12      45.39     64.24      72.69       23.89      27.02     38.23      43.25
  78           44.64      50.51     69.97      79.17       27.15      30.72     42.54      48.13
  79           49.61      56.13     76.07      86.07       30.85      34.90     47.29      53.51
  80           55.05      62.28     82.54      93.39       34.97      39.57     52.43      59.32
  81           60.07      67.97     88.04      99.62       39.16      44.31     57.38      34.93
  82           65.39      73.99     93.62      105.93      43.72      49.47     62.58      70.81
  83           71.14      80.49     99.43      112.51      48.64      55.04     67.98      76.91
  84           77.44      87.62     105.61     119.49      53.93      61.02     73.54      83.21
  85           84.31      95.39     112.10     126.85      59.59      67.42     79.23      89.65
  86           91.73      103.79    118.95     134.60      65.62      74.25     85.09      96.28
  87           99.71      112.82    126.01     142.58      72.00      81.47     90.99      102.96
  88           108.18     122.41    133.16     150.67      78.76      89.11     96.94      109.69
  89           117.01     132.40    140.18     158.61      85.87      97.16     102.87     116.40
  90           126.13     142.71    146.93     166.26      93.36      105.64    108.75     123.05
  91           135.51     153.33    153.39     173.57      101.21     114.52    114.55     129.62
  92           145.18     164.28    159.55     180.53      109.42     123.81    120.25     136.07
  93           155.13     175.53    165.36     187.11      118.00     133.52    125.78     142.33
  94           165.36     187.11    170.81     193.28      126.95     143.65    131.14     148.39
-------------------------------------------------------------------------------------------------

*Policies: Add $50 Policy Fee Riders: Add $20 Rider Fee | ULTIMATE Rates not in effect years 1-9

MPNT = Male Preferred Non Tobacco            FPNT = Female Preferred Non Tobacco
MSNT = Male Standard Non Tobacco             FSNT = Female Standard Non Tobacco
MPT = Male Preferred Tobacco                 FPT = Female Preferred Tobacco
MST = Male Standard Tobacco                  FST = Female Standard Tobacco

                                        8
                                                                    Ultimate CO

                     FLEXIBLE PREMIUM VRIABLE UNIVERSAL LIFE
                  SELECT COST OF INSURANCE RATES PER THOUSAND*
                           FORMS 99-VUL AND 99-OIR-RV1

                               Band 4: $1,000,000+

-------------------------------------------------------------------------------------------------
Attained
  Age          MPNT       MSNT       MPT        MST        FPNT       FSNT       FPT        FST
=================================================================================================
  46          2.92       3.24       5.58       6.20        2.54       2.82      4.03       4.47
  47          3.16       3.50       6.07       6.75        2.72       3.02      4.31       4.79
  48          3.41       3.79       6.61       7.34        2.90       3.22      4.57       5.08
  49          3.70       4.10       7.18       7.98        3.11       3.45      4.90       5.45
  50          4.40       4.89       8.57       9.52        3.53       3.92      5.57       6.18
  51          4.70       5.23       9.06       10.07       3.60       4.00      5.67       6.30
  52          5.05       5.61       9.60       10.67       3.70       4.12      5.84       6.48
  53          5.41       6.01       10.17      11.30       3.87       4.30      5.94       6.61
  54          5.76       6.40       10.74      11.93       3.95       4.39      6.08       6.75
  55          6.11       6.79       11.31      12.57       4.03       4.48      6.15       6.84
  56          6.68       7.42       12.00      13.33       4.38       4.88      6.65       7.39
  57          7.25       8.06       12.66      14.07       4.79       5.32      7.14       7.94
  58          7.90       8.77       13.33      14.81       5.23       5.81      7.65       8.50
  59          8.57       9.52       14.03      15.59       5.69       6.33      8.14       9.05
  60          9.33       10.37      14.78      16.42       6.22       6.91      8.64       9.61
  61          10.07      11.18      15.79      17.54       6.83       7.59      9.38       10.41
  62          10.89      12.10      16.93      18.82       7.50       8.34      10.21      11.35
  63          11.76      13.07      18.19      20.21       8.21       9.13      11.09      12.32
  64          12.72      14.13      19.50      21.68       8.88       9.88      11.90      13.23
  65          13.67      15.18      20.87      23.18       9.48       10.53     12.60      13.99
  66          14.83      16.48      22.09      24.54       9.92       11.03     13.03      14.50
  67          15.97      17.74      23.27      25.85       10.27      11.41     13.35      14.83
  68          17.10      19.01      24.40      27.11       10.60      11.77     13.60      15.11
  69          18.30      20.33      25.61      28.46       10.96      12.18     13.95      15.50
  70          19.54      21.71      26.89      29.88       11.48      12.76     14.53      16.14
  71          21.12      23.47      29.24      32.49       12.06      13.39     15.63      17.36
  72          22.84      25.37      31.89      35.43       12.78      14.20     16.71      18.57
  73          24.65      27.38      34.81      38.68       13.63      15.15     17.79      19.77
  74          26.46      29.40      37.98      42.20       14.59      16.21     18.88      20.98
  75          28.17      31.30      41.37      45.97       15.58      17.31     19.97      22.19
  76          31.09      34.54      44.87      49.85       17.49      19.43     22.17      24.63
  77          34.14      37.93      48.36      53.73       19.55      21.72     24.45      27.17
  78          37.33      41.49      51.90      57.67       21.77      24.18     26.88      29.88
  79          40.80      45.33      55.60      61.78       24.21      26.90     29.50      32.78
  80          44.60      49.55      59.58      66.20       27.04      30.04     32.46      36.07
  81          48.87      54.30      63.98      71.09       30.25      33.62     35.81      39.79
  82          53.69      59.65      68.60      76.22       33.95      37.72     39.63      44.03
  83          59.02      65.57      74.09      82.31       38.16      42.40     44.01      48.90
  84          64.76      71.96      79.55      88.39       42.76      47.51     48.79      54.21
-------------------------------------------------------------------------------------------------

*Policies: Add $50 Policy Fee Riders : Add $20 Rider Fee

MPNT = Male Preferred Bib Tobacco            FPNT = Female Preferred Non Tobacco
MSNT = Male Standard Non Tobacco             FSNT = Female Standard Non Tobacco
MPT = Male Preferred Tobacco                 FPT = Female Preferred Tobacco
MST = Male Standard Tobacco                  FST = Female Standard Tobacco

                                        9
                                                                      Select COI

                                    TABLE I-D

                         Select Cost of Insurance Rates

                               Band 4: $1,000,000+

Att
Age          MPNT       MSNT       MPT        MST        EPNT       FSNT       FPT        FST
 0           0.91       0.91       0.91       0.91       0.78       0.78       0.78       0.78
 1           0.90       0.90       0.90       0.90       0.76       0.76       0.76       0.76
 2           0.86       0.86       0.86       0.86       0.73       0.73       0.73       0.73
 3           0.84       0.84       0.84       0.84       0.71       0.71       0.71       0.71
 4           0.81       0.81 `     0.81       0.81       0.70       0.70       0.70       0.70
 5           0.77       0.77       0.77       0.77       0.68       0.68       0.68       0.68
 6           0.72       0.72       0.72       0.72       0.66       0.66       0.66       0.66
 7           0.68       0.68       0.68       0.68       0.65       0.65       0.65       0.65
 8           0.65       0.65       0.65       0.65       0.64       0.64       0.64       0.64
 9           0.64       0.64       0.64       0.64       0.63       0.63       0.63       0.63
10           0.65       0.65       0.65       0.65       0.62       0.62       0.62       0.62
11           0.70       0.70       0.70       0.70       0.64       0.64       0.64       0.64
12           0.80       0.80       0.80       0.80       0.66       0.66       0.66       0.66
13           0.93       0.93       0.93       0.93       0.70       0.70       0.70       0.70
14           1.06       1.06       1.06       1.06       0.75       0.75       0.75       0.75
15           1.18       1.18       1.18       1.18       0.78       0.78       0.78       0.78
16           1.16       1.29       1.19       1.32       0.74       0.82       0.74       0.83
17           1.23       1.37       1.31       1.46       0.76       0.85       0.79       0.88
18           1.28       1.42       1.44       1.60       0.78       0.87       0.83       0.93
19           1.30       1.45       1.56       1.74       0.81       0.90       0.88       0.98
20           1.31       1.46       1.68       1.88       0.83       0.92       0.92       1.03
21           1.30       1.44       1.81       2.02       0.85       0.94       0.97       1.08
22           1.28       1.42       1.78       1.98       0.85       0.95       0.99       1.11
23           1.24       1.38       1.75       1.95       0.86       0.96       1.02       1.14
24           1.22       1.35       1.70       1.90       0.88       0.98       1.04       1.16
25           1.17       1.30       1.65       1.83       0.90       1.00       1.07       1.19
26           1.15       1.28       1.61       1.80       0.92       1.02       1.11       1.24
27           1.14       1.26       1.61       1.78       0.94       1.04       1.15       1.27
28           1.13       1.25       1.61       1.78       0.95       1.05       1.19       1.32
29           1.13       1.25       1.63       1.81       0.98       1.09       1.24       1.37
30           1.14       1.26       1.67       1.85       0.99       1.10       1.29       1.44
31           1.16       1.29       1.72       1.91       1.03       1.14       1.35       1.49
32           1.19       1.32       1.79       1.99       1.05       1.16       1.40       1.55
33           1.23       1.37       1.89       2.10       1.08       1.20       1.47       1.64
34           1.30       1.43       2.00       2.22       1.12       1.25       1.55       1.73
35           1.36       1.50       2.13       2.37       1.17       1.30       1.65       1.83
36           1.43       1.58       2.29       2.54       1.25       1.39       1.78       1.98
37           1.52       1.69       2.48       2.76       1.35       1.49       1.95       2.16
38           1.62       1.80       2.70       3.00       1.44       1.59       2.11       2.35
39           1.73       1.92       2.95       3.28       1.54       1.71       2.32       2.57
40           1.86       2.07       3.24       3.60       1.67       1.85       2.56       2.85
41           2.00       2.23       3.56       3.95       1.81       2.01       2.79       3.10
42           2.16       2.39       3.90       4.33       1.95       2.16       3.05       3.38

                                    TABLE I-D

                         Select Cost of Insurance Rates

                               Band 4: $1,000,000+

Att
Age          MPNT       MSNT       MPT        MST        FPNT       FSNT       FPT        FST
43          2.31       2.57       4.27       4.75        2.09       2.32      3.27       3.64
44          2.50       2.77       4.69       5.21        2.23       2.47      3.53       3.92
45          2.70       3.00       5.13       5.70        2.37       2.64      3.75       4.17
46          2.92       3.24       5.58       6.20        2.54       2.82      4.03       4.47
47          3.16       3.50       6.07       6.75        2.72       3.02      4.31       4.79
48          3.41       3.79       6.61       7.34        2.90       3.22      4.57       5.08
49          3.70       4.10       7.18       7.98        3.11       3.45      4.90       5.45
50          4.40       4.89       8.57       9.52        3.53       3.92      5.57       6.18
51          4.70       5.23       9.06       10.07       3.60       4.00      5.67       6.30
52          5.05       5.61       9.60       10.67       3.70       4.12      5.84       6.48
53          5.41       6.01       10.17      11.30       3.87       4.30      5.94       6.61
54          5.76       6.40       10.74      11.93       3.95       4.39      6.08       6.75
55          6.11       6.79 `     11.31      12.57       4.03       4.48      6.15       6.84
56          6.68       7.42       12.00      13.33       4.38       4.88      6.65       7.39
57          7.25       8.06       12.66      14.07       4.79       5.32      7.14       7.94
58          7.90       8.77       13.33      14.81       5.23       5.81      7.65       8.50
59          8.57       9.52       14.03      15.59       5.69       6.33      8.14       9.05
60          9.33       10.37      14.78      16.42       6.22       6.91      8.64       9.61
61          10.07      11.18      15.79      17.54       6.83       7.59      9.38       10.41
62          10.89      12.10      16.93      18.82       7.50       8.34      10.21      11.35
63          11.76      13.07      18.19      20.21       8.21       9.13      11.09      12.32
64          12.72      14.13      19.50      21.68       8.88       9.88      11.90      13.23
65          13.67      15.18      20.87      23.18       9.48       10.53     12.60      13.99
66          14.83      16.48      22.09      24.54       9.92       11.03     13.05      14.50
67          15.97      17.74      23.27      25.85       10.27      11.41     13.35      14.83
68          17.10      19.01      24.40      27.11       10.60      11.77     13.60      15.11
69          18.30      20.33      25.61      28.46       10.96      12.18     13.95      15.50
70          19.54      21.71      26.89      29.88       11.48      12.76     14.53      16.14
71          21.12      23.47      29.24      32.49       12.06      13.39     15.63      17.36
72          22.84      25.37      31.89      35.43       12.78      14.20     16.71      18.57
73          24.65      27.38      34.81      38.68       13.63      15.15     17.79      19.77
74          26.46      29.40      37.98      42.20       14.59      16.21     18.88      20.98
75          28.17      31.30      41.37      45.97       15.58      17.31     19.97      22.19
76          31.09      34.54      44.87      49.85       17.49      19.43     22.17      24.63
77          34.14      37.93      48.36      53.73       19.55      21.72     24.45      27.17
78          37.33      41.49      51.90      57.67       21.77      24.18     26.88      29.88
79          40.80      45.33      55.60      61.78       24.21      26.90     29.50      32.78
80          44.60      49.55      59.58      66.20       27.04      30.04     32.46      36.07
81          48.87      54.30      63.98      71.09       30.25      33.62     35.81      39.79
82          53.69      59.65      68.60      76.22       35.95      37.72     39.63      44.03
83          59.02      65.57      74.09      82.31       38.16      42.40     44.01      48.90
84          64.76      71.96      79.55      88.39       42.76      47.51     48.79      54.21

                                  Renewal Only